[LOGO]


          INTRODUCTION

               The PC&J Preservation Fund is a registered investment company under the Investment Company Act of 1940 and, for your protection, is regulated by the Securities and Exchange Commission. The enclosed 1995 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. This report requires no action on your part. Please give us a call if you have any questions.

          MANAGEMENT REVIEW AND ANALYSIS

               The Federal Reserve was successful in bringing down the rate of economic growth for 1995. Slower economic growth meant less pressure on inflation. This combined with the very real possibility of a balanced budget agreement caused interest rates to decline almost nonstop during the entire year. Where long-term interest rates were 7.90% at the beginning of the year, they were 6.00% at year-end. Short-term yields as measured by the one-year Treasury Bill declined as well beginning at 7.15% and ending at 5.15%.

                            AVERAGE ANNUAL TOTAL RETURNS

                                    1 Yr.     5 Yrs     10 Yrs
                Preservation Fund   15.2%      7.8%      7.9%
                 Lehman Composite   18.3%      9.6%      9.6%
           Treasury Bills (3mnth)    6.0%      4.4%      5.6%

               Bond prices rise when interest rates decline; the extent depending on the magnitude of the decrease in rates and the maturity of the bond. Total return is calculated by combining the interest earned on the bond and the change in the price of the bond during the period. Yields declining by almost two percentage points produced excellent returns for bond investors. The PC&J Preservation Fund began the year with an average maturity of 7.2 years which ranks at the long end of its historical maturity range.

               During the course of the year as interest rates declined, the fund shortened its average maturity, locking in some of the gains realized as bond prices rose. At year end the average maturity was a conservative 5.3 years, ranking in the middle of its historical range.

               We are very pleased with the Fund's 15.2% return. The Fund with its lower average maturity and lower average exposure to the corporate sector could not keep pace with the Lehman Composite. These two components work to lower the overall risk of the Fund which works against the return in very strong bond markets. We have consciously chosen to maintain a lower risk posture because it is consistent with our preservation of capital objective.

               Looking out over a longer timeframe, the Fund continues to meet its objective of providing a return superior to cash alternatives as measured by 3-month Treasury bills. We have also found that the strategy of maintaining a lower risk posture than the Lehman Composite has led to returns that are more consistent over time.

                     GROWTH OF $10,000 INVESTMENT

               Year      Preservation   Lehman G/C     Treasury B
               12/85     10,000         10,000         10,000
               12/86     11,000         11,560         10,620
               12/87     11,429         11,826         11,204
               12/88     12,012         12,725         11,910
               12/89     13,369         14,532         12,910
               12/90     14,613         15,738         13,917
               12/91     16,425         18,271         14,697
               12/92     17,459         19,660         15,211
               12/93     18,943         21,823         15,668
               12/94     18,489         21,059         16,279
               12/95     21,299         24,913         17,255

          Total returns and the growth of a $10,000 investment are based on past performance and are not an indication of future performance. The value of your shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

[LOGO]



           INDEPENDENT AUDITORS' REPORT


           The Board of Trustees and Shareholders,
           PC&J Preservation Fund:

           We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Preservation Fund as of December 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Preservation Fund at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.


           \S\ Deloitte & Touche LLP


           January 22, 1996

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------
                                      PERCENT    YEARS
                                       OF NET      TO     PRINCIPAL    MARKET
SECURITY (Note A)                      ASSETS   MATURITY   AMOUNT       VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:

Maturity of 1 - 5 years:               42.3%

  U.S.Treasury Notes, 5.250%,
     due 07/98                                   2.50      500,000  $   500,156
  Federal Nat'l. Mortgage Assoc.
     Step Notes, 5.550%, due 10/98               2.75      750,000      745,845
  Federal Nat'l. Mortgage Assoc.
     Notes, 4.875%, due 10/98                    2.75    1,000,000      984,063
  Federal Home Loan Bank Notes,
     5.440%, due 12/98                           3.00      500,000      496,850
  Federal Nat'l Mortgage Assoc.
     Notes, 9.550%, due 03/99                    3.25    1,000,000    1,118,437
  U.S. Treasury Notes,
     7.000%, due 04/99                           3.25    1,500,000    1,575,938
  U.S. Treasury Notes,
     6.500%, due 04/99                           3.25    1,500,000    1,554,844
                                                                    ------------
                                                                      6,976,133

Maturity of 6 - 10 years:              31.7

  U.S. Treasury Notes,
     6.375%, due 08/02                           6.75    2,000,000    2,099,375
  U.S. Treasury Notes,
    5.875%, due 02/04                            8.00    1,000,000    1,020,312
  Federal Nat'l. Mortgage Assoc.
     Notes, 7.600%, due 04/04                    8.25      500,000      511,406
  U.S. Treasury Notes,
     7.250%, due 08/04                           8.75      500,000      556,094
  Federal Home Loan Mortgage Corp.
     Notes, 7.510%, due 08/05                    9.75    1,000,000    1,030,970
                                                                    ------------
                                                                      5,218,157

Maturity of more than 10 years -        7.2

  U.S. Treasury Bonds,
     8.750%, due 11/08                          12.75    1,000,000    1,190,000
                                      ------                        ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $12,804,631)                   81.2%                        $13,384,290


See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PRESERVATION FUND

DECEMBER 31, 1995

--------------------------------------------------------------------------------
                                      PERCENT    YEARS
                                       OF NET      TO     PRINCIPAL    MARKET
SECURITY (Note A)                      ASSETS   MATURITY   AMOUNT       VALUE
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  FORWARD (Cost $12,804,631)           81.2%                        $13,384,290
                                      ------                        ------------

U.S. CORPORATE OBLIGATIONS:

Maturity of less than 1 year -          3.1

  Associated Corp. of NA Notes,
     8.800%, due 03/96                           0.25      500,000      502,490

Maturity of 1 - 5 years -               3.2

  Lehman Brothers Holding Inc.
     Notes, 5.750%, due 02/98                    2.25     525,000       523,215

Maturity of 6 - 10 years :              6.1

  American Express Credit Corp.
     Notes, 6.125%, due 11/01                    5.75     500,000       502,050
  Walt Disney Step Notes,
     7.500%, due 08/04                           8.75     500,000       510,000
                                      ------                        ------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $1,988,030)                    12.4                           2,037,755
                                      ------                        ------------

TOTAL U.S. GOVERNMENT AND CORPORATE
OBLIGATIONS
  (Cost $14,792,661)                   93.6                          15,422,045

SHORT-TERM OBLIGATIONS
  (Cost $784,430)                       4.8                             784,430
                                      ------                        ------------
TOTAL INVESTMENTS
  (Cost $15,577,091)                   98.4%                        $16,206,475
                                      ======                        ============



See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
     (Cost basis - $15,577,091) (Notes A & D)              $16,206,475
                                                           ------------
Receivables:
     Interest                                                  276,094
     Capital stock purchases                                     3,039
                                                           ------------
Total receivables                                              279,133
                                                           ------------


Total assets                                                16,485,608

LIABILITIES - Accrued expenses (Note B)                        (13,821)
                                                           ------------

NET ASSETS                                                 $16,471,787
                                                           ============



SHARES OUTSTANDING
     (Unlimited authorization - no par value) (Note C)       1,455,020

NET ASSET VALUE PER SHARE                                       $11.32
                                                           ============





NET ASSETS CONSIST OF:
     Paid in capital                                       $15,842,403
     Net unrealized appreciation                               629,384
                                                           ------------
     Net Assets                                            $16,471,787
                                                           ============




See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PRESERVATION FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME - Interest (Note A):                     $   960,409
                                                           ------------

EXPENSES (Note B):
     Investment advisory fee                                    73,147
     Management fee                                             73,146
     Taxes                                                         357
                                                           ------------
Total expenses                                                 146,650
                                                           ------------

NET INVESTMENT INCOME                                          813,759
                                                           ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
     Net realized gain on investments                           52,173
     Change in unrealized appreciation of investments        1,188,939
                                                           ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS              1,241,112
                                                           ------------


NET INCREASE IN NET ASSETS FROM OPERATIONS                 $ 2,054,871
                                                           ============



See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PRESERVATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
--------------------------------------------------------------------------------

                                                               1995           1994
                                                           ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                    $   813,759   $   901,778
  Net realized gain (loss) on investments                       52,173       (49,421)
  Change in unrealized appreciation
    (depreciation) of investments                            1,188,939    (1,242,737)
                                                           ------------  ------------

Net increase (decrease) in net assets from operations        2,054,871      (390,380)

DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income                        (816,140)     (899,398)
  Dividends from net realized gain on investments               (2,751)            0

CAPITAL STOCK TRANSACTIONS - Increase (decrease) in net
  assets resulting from capital share transactions (Note C)    974,772      (667,642)
                                                           ------------  ------------
Total increase (decrease) in net assets                      2,210,752    (1,957,420)
                                                           ------------  ------------

NET ASSETS:
  Beginning of year                                         14,261,035    16,218,455
                                                           ------------  ------------

  End of year                                              $16,471,787   $14,261,035
                                                           ============  ============



See notes to financial statements.
--------------------------------------------------------------------------------

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   PC&J Preservation Fund (the 'Fund') commenced operations on April 30, 1985, as a 'no-load, open-end, diversified'investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (1) Security Valuations - Investments in securities traded on the over-the-counter market are valued at the average of the reported bid and ask prices. All other securities are valued using established procedures which involve approximating the yield-to-maturity of similar securities traded on a national exchange.

   (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and realized gains on security transactions.Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

   (3) Other - Security transactions are accounted for on the date the securities are purchased or sold, (trade date). Realized gains and losses on sales are determined using the first-in first-out method. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued daily.

B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

   The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the 'Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Investment advisory fees were $73,147 for the year ended December 31, 1995.

   The Fund has a management agreement with PC&J Service Corp., (the 'Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $73,146 for the year ended December 31, 1995.

   Certain officers and trustees of the Fund are officers and trustees, or both, of the Advisor and of Service Corp.





--------------------------------------------------------------------------------

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS - (Concluded)

-------------------------------------------------------------------------------

C. CAPITAL STOCK TRANSACTIONS

                                       For the Year Ending     For the Year Ending
                                        December 31, 1995       December 31, 1994
                                     ----------------------- -----------------------
  Shares sold                          204,399  $ 2,304,454    130,906  $ 1,462,293
  Shares issued in reinvestment of
    dividends and capital gains
    distributions                       72,336      818,891     86,957      899,398
                                     ---------- ------------ ---------- ------------
                                       276,735    3,123,345    217,863    2,361,691
  Shares redeemed                     (200,290)  (2,148,573)  (273,888)  (3,029,333)
                                     ---------- ------------ ---------- ------------
Net increase (decrease)                 76,445      974,772    (56,025)    (667,642)
  Shares outstanding at beginning of
    year                             1,378,575   14,867,631  1,434,600   15,535,273
                                     ---------- ------------ ---------- ------------
Shares outstanding at end of year    1,455,020  $15,842,403  1,378,575  $14,867,631
                                     ========== ============ ========== ============

D. INVESTMENT TRANSACTIONS

   Securities purchased and sold (excluding short-term obligations) for the year ended December 31, 1995, aggregated $3,998,087 and $3,529,729, respectively.

   At December 31, 1995 gross unrealized appreciation on investments was $689,736 and gross unrealized depreciation on investments was $60,352 for a net unrealized appreciation of $629,384 for financial reporting and federal income tax purposes.

E. DISTRIBUTION EXPENSE

   The Fund's shareholders have adopted a Distribution Expense plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the Investment Advisory Agreement and Management Agreement (See Note B) which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Distribution Expense Plan.

--------------------------------------------------------------------------------

PC&J PRESERVATION FUND

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, 1993, 1992, AND 1991
--------------------------------------------------------------------------------

Selected Data for Each Share of
Capital Stock Outstanding
Throughout the Year                    1995     1994     1993     1992    1991
                                     -------- -------- -------- -------- --------
NET ASSET VALUE-BEGINNING OF YEAR     $10.34   $11.31   $11.24   $11.43   $10.96
                                     -------- -------- -------- -------- --------

Income from investment operations:
  Net investment income                 0.59     0.70     0.67     0.82     0.80
  Net realized and unrealized
   gain (loss) on securities            0.98    (0.97)    0.28    (0.11)    0.57
                                     -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS        1.57    (0.27)    0.95     0.71     1.37
                                     -------- -------- -------- -------- --------
Less dividends:
  From net investment income           (0.59)   (0.70)   (0.67)   (0.82)   (0.80)
  From net realized gain
   on investments                      (0.00)   (0.00)   (0.21)   (0.08)   (0.10)
                                     -------- -------- -------- -------- --------
TOTAL DIVIDENDS                        (0.59)   (0.70)   (0.88)   (0.90)   (0.90)

NET ASSET VALUE-END OF YEAR           $11.32   $10.34   $11.31   $11.24   $11.43
                                     ======== ======== ======== ======== ========



TOTAL RETURN                          15.18%   -2.39%    8.45%    6.21%   12.50%

RATIOS TO AVERAGE NET ASSETS
  Expenses                             1.00%    1.00%    1.00%    1.00%    1.00%
  Net investment income                5.56%    5.83%    5.87%    6.66%    7.04%

Portfolio turnover rate               25.62%   30.03%   37.13%   26.10%   33.58%

Net assets at end of year (000's)    $16,472  $14,261  $16,218  $13,997  $14,716

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                                     Page 9